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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 7, 1998


                               TMP WORLDWIDE INC.
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             (Exact name of Registrant as specified in its charter)



           Delaware                  0-21571                 13-3906555
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          (State of          (Commission File No.)       (I.R.S. Employer
       Incorporation)                                    Identification No.)


1633 Broadway, New York, New York                                          10019
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code: 212-977-4200
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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         On December 1, 1998, TMP Worldwide Inc. ("TMP") issued an aggregate of 246,606 shares of TMP's Common Stock (241,674 shares to Peter W. Evans, 2,466 shares to Peter W. Evans and Suzanne Evans (Trustees for Rosie Evans) and 2,466 shares to Peter W. Evans and Suzanne Evans (Trustees for Tomas Evans)) pursuant to Regulation S. The shares constitute the total purchase price which TMP paid for all outstanding securities of The Consulting Group (International) Limited.

         All other items of this report are inapplicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TMP WORLDWIDE INC.


Dated: December 7, 1998                          By: /s/ Myron Olesnyckyj
                                                 -------------------------------
                                                 Myron Olesnyckyj, Esq.
                                                 Vice President- General Counsel